INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
Income Taxes

Income tax expense consisted of the following components:

(Dollars in thousands)	2012	2011	2010
Current expense
Federal	$45,571	$46,270	$38,572
State	4,956	6,493	5,590
Total current expense	50,527	52,763	44,162
Deferred (benefit) expense
Federal	(12,499)	(12,836)	(10,170)
State	(1,586)	(1,627)	(1,290)
Total deferred (benefit) expense	(14,085)	(14,463)	(11,460)
Income tax expense	$36,442	$38,300	$32,702

The difference between the federal income tax rates, applied to income before income taxes, and the effective rates were due to the following:

(Dollars in thousands)	2012	2011	2010
Income taxes computed at federal statutory rate (35%) on income before income taxes	$36,311	$36,763	$32,183
Tax-exempt income	(626)	(586)	(519)
Bank-owned life insurance	(680)	(612)	(581)
Tax credits	(1,200)	(1,200)	(1,596)
State income taxes, net of federal tax benefit	2,191	3,163	2,795
Other	446	772	420
Income tax expense	$36,442	$38,300	$32,702

The major components of the temporary differences that give rise to deferred tax assets and liabilities at December 31, 2012, and 2011, were as follows:

(Dollars in thousands)	2012	2011
Deferred tax assets
Allowance for loan and lease losses	$35,107	$36,030
Deferred compensation	496	556
Mark to market adjustment on loans and derivatives	128	177
Postretirement benefits other than pension liability	113	141
Accrued stock-based compensation	1,681	1,493
Other reserves	438	219
Other real estate owned write-downs	3,640	1,175
Accrued expenses	4,611	4,521
Other	1,094	1,157
Total deferred tax assets	47,308	45,469

Deferred tax liabilities
Tax depreciation greater than book depreciation	(7,997)	(8,251)
FHLB and FRB stock	(17,060)	(17,060)
Mortgage-servicing rights	(109)	(339)
Leasing activities	(1,919)	(676)
Deferred section 597 gain	(41,614)	(62,421)
Prepaid pension	(5,839)	(1,454)
Intangible assets	(10,214)	(7,536)
Deferred loan fees and costs	(1,737)	(1,472)
Prepaid expenses	(721)	(1,310)
Net unrealized gains on securities available-for-sale and derivatives	(7,682)	(7,687)
Fair value adjustments on acquisitions	(17,181)	(14,945)
Other	(1,803)	(1,278)
Total deferred tax liabilities	(113,876)	(124,429)
Total net deferred tax liability	$(66,568)	$(78,960)

At December 31, 2012, and 2011, First Financial had no FASB ASC Topic 740-10 unrecognized tax benefits recorded. First Financial does not expect the total amount of unrecognized tax benefits to significantly increase within the next twelve months.

First Financial regularly reviews its tax positions and establishes reserves for income tax-related uncertainties based on estimates of whether it is more likely than not that the tax uncertainty would be sustained upon challenge by the appropriate tax authorities which would then result in additional taxes, penalties and interest due.  These evaluations are inherently subjective as they require material estimates and may be susceptible to significant change.  Provision for tax reserves, if any, is included in income tax expense in the Consolidated Financial Statements. Management determined that no reserve for income tax-related uncertainties was necessary as of December 31, 2012 and 2011.

First Financial and its subsidiaries are subject to U.S. federal income tax as well as state and local income tax in several jurisdictions. Tax years prior to 2010 have been closed and are no longer subject to U.S. federal income tax examinations. The 2009 tax year had been under examination by the federal taxing authority and was closed during the second quarter of 2012 with no material impact to the Company's financia1 position and results of operations as a result of this examination. Tax years 2010 and 2011 remain open to examination by the federal taxing authority.

First Financial is no longer subject to state and local income tax examinations for years prior to 2009. Tax years 2009 through 2011 remain open to state and local examination by various other jurisdictions.